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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2004

HRPT PROPERTIES TRUST
(Exact name of registrant as specified in charter)

Maryland	1-9317	04-6558834
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
400 Centre Street, Newton, Massachusetts		02458
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code: 617-332-3990

Item 5.    Other Events.

A.    SALE OF COMMON SHARES OF BENEFICIAL INTEREST.

        On January 7, 2004, we priced an underwritten public offering of 30,000,000 common shares of beneficial interest. We expect to issue and deliver these shares on or about January 13, 2004. The public offering price was $9.89 per share. We expect to use the $281.5 million of net proceeds of the offering (after estimated expenses and underwriters' commissions) to reduce amounts outstanding on our revolving bank credit facility. We also granted the underwriters an option to purchase an additional 4,500,000 common shares to cover overallotments. A prospectus supplement relating to the common shares will be filed with the Securities and Exchange Commission. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale is not permitted.

B.    AMENDMENT TO DECLARATION OF TRUST.

        On January 7, 2004 we filed Articles of Amendment to our Declaration of Trust increasing the number of our authorized shares from 225,000,000 to 250,000,000. All our authorized shares are currently classified as follows: (i) 200,000,000 shall be referred to as common shares, $0.01 par value per share of beneficial interest; (ii) 50,000,000 shall be referred to as preferred shares, $0.01 par value per share.

        In addition, on January 7, 2004 we also filed Articles Supplementary to our Declaration of Trust increasing the number of authorized Junior Participating Preferred Shares to 2,000,000.

        THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO THE COMPANY'S ISSUANCE OF THE COMMON SHARES (INCLUDING THE OVERALLOTMENT OPTION) AND THE AMOUNT AND USE OF PROCEEDS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY'S PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

1.1
Underwriting Agreement, dated as of January 7, 2004, between HRPT Properties Trust and the underwriters named therein relating to the sale of 30,000,000 common shares of beneficial interest.

3.1
Third Amendment and Restatement of Declaration of Trust of HRPT Properties Trust dated July 1, 1994, as amended to date.

3.2
Amended and Restated Bylaws of HRPT Properties Trust dated March 20, 2003, as amended to date.

3.3
Articles Supplementary, dated June 16, 2003, to Third Amendment and Restatement of Declaration of Trust, dated July 1, 1994, increasing the Junior Participating Preferred Shares.

3.4
Articles Supplementary, dated January 7, 2004, to Third Amendment and Restatement of Declaration of Trust, dated July 1, 1994, increasing the Junior Participating Preferred Shares.

4.1
Supplemental Indenture No. 13, dated as of October 30, 2003, between HRPT Properties Trust and U.S. Bank National Association, including form of 5.75% Senior Note due February 15, 2014.

8.1
Legal Opinion of Sullivan & Worcester LLP as to tax matters.

23.1
Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRPT PROPERTIES TRUST
By:	/s/ John C. Popeo Name: John C. Popeo Title: Treasurer and Chief Financial Officer

Date: January 8, 2004

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES